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    NUMBER                                                         SHARES
----------------                                              ----------------
                         CYCLE COUNTRY ACCESSORIES CORP.
----------------                                              ----------------

COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS
                                                            CUSIP _____________

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

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     THIS IS TO CERTIFY THAT

     is the owner of
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    fully paid and non-assessable shares of Common Stock, $.0001 par value, of

                        CYCLE COUNTRY ACCESSORIES CORP.

transferable only on the books of the Corporation by the holder hereof in personor by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Nevada and to the Certificate of Incorporation and Bylaws of the Corporation, all as in effect from time to time.

This Certificate is not valid until countersigned and registered by the TransferAgent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



Treasurer                                        President

CYCLE COUNTRY ACCESSORIES CORP.
                                    NEVADA
                                   [Corporate
                                      Seal]

                                          COUNTERSIGNED AND REGISTERED:

                                              -------------------------------
                                              TRANSFER AGENT AND REGISTRAR

                                              AUTHORIZED SIGNATURE

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                         CYCLE COUNTRY ACCESSORIES CORP.

      The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --       Custodian
                    ------------------------
                      (Cust)       (Minor)

            under Uniform Gifts to Minors

            Act
                ---------------------------------
                            (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell(s), assign(s) and transfer(s) unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________  shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint ___________________________________________
______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

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                    NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                              ------------------------------------------------
      Signature Guaranteed:   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                              CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                              TO S.E.C. RULE l7Ad-15.